EXHIBIT 24

                           CONSOLIDATED GRAPHICS, INC.

                                POWER OF ATTORNEY

                           (Long-Term Incentive Plan)

            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company in connection with the Company's Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Mary K. Collins, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1996.
                                          /s/ LARRY J. ALEXANDER
                                              Larry J. Alexander

                           CONSOLIDATED GRAPHICS, INC.

                                POWER OF ATTORNEY

                           (Long-Term Incentive Plan)

            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company in connection with the Company's Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Mary K. Collins, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1996.
                                          /s/ BRADY CARRUTH
                                              Brady Carruth

                           CONSOLIDATED GRAPHICS, INC.

                                POWER OF ATTORNEY

                           (Long-Term Incentive Plan)

            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company in connection with the Company's Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Mary K. Collins, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1996.
                                          /s/ CLARENCE C. COMER
                                              Clarence C. Comer

                           CONSOLIDATED GRAPHICS, INC.

                                POWER OF ATTORNEY

                           (Long-Term Incentive Plan)

            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company in connection with the Company's Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Mary K. Collins, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1996.
                                          /s/ GARY L. FORBES
                                              Gary L. Forbes

                           CONSOLIDATED GRAPHICS, INC.

                                POWER OF ATTORNEY

                           (Long-Term Incentive Plan)

            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company in connection with the Company's Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Mary K. Collins, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1996.
                                          /s/ W. D. HAWKINS
                                              W. D. Hawkins

                           CONSOLIDATED GRAPHICS, INC.

                                POWER OF ATTORNEY

                           (Long-Term Incentive Plan)

            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company in connection with the Company's Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Mary K. Collins, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1996.
                                          /s/ JAMES H. LIMMER
                                              James H. Limmer

                           CONSOLIDATED GRAPHICS, INC.

                                POWER OF ATTORNEY

                           (Long-Term Incentive Plan)

            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company in connection with the Company's Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Mary K. Collins, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1996.
                                          /s/ THOMAS E. SMITH
                                              Thomas E. Smith

                           CONSOLIDATED GRAPHICS, INC.

                                POWER OF ATTORNEY

                           (Long-Term Incentive Plan)

            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company in connection with the Company's Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Mary K. Collins, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1996.
                                          /s/ HUGH N. WEST
                                              Hugh N. West